ANNUAL
REPORT

SEPTEMBER 30, 1998

FRANKLIN MANAGED TRUST

Franklin Investment Grade Income Fund
Franklin Rising Dividends Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



William J. Lippman
President
Franklin Managed Trust

CONTENTS


Shareholder Letter........................     1

Fund Reports

 Franklin Investment Grade
 Income Fund .............................     4

 Franklin Rising
 Dividends Fund ..........................    14

Financial Highlights &
Statement of Investments .................    28

Financial Statements .....................    37

Notes to
Financial Statements .....................    41

Report of
Independent Accountants ..................    45

Tax Information...........................    46

SHAREHOLDER LETTER
Dear Shareholder:

It's a pleasure to bring you Franklin Managed Trust's annual report for the period ended September 30, 1998.

Foreign Storms Bring Rain
Although El Nino's effects on domestic weather subsided in June, the U.S.
stock market faced its own version of adverse elements in August. By the end of the reporting period, financial events at home mirrored the downpour abroad, where washed-out currencies flooded foreign markets. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's spectacular gains. On that day the Dow Jones(R) Industrial
Average (DJIA) lost 512.61 points or 6.37% of its value.1 Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems are more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell dramatically from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.

1. Source: Bloomberg.


At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Low inflation at home and foreign investors flocking to U.S. bonds, especially U.S. Treasuries, as a "safe haven" from stock market volatility abroad, drove bond prices higher.
Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S.
Treasury bond ended the reporting period yielding 4.98%, compared with 6.41%
a year earlier.2

What is an investor to do faced with steeply fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of +17.81% a year.3 Also, there have been fewer market corrections during the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.

2. Ibid.
3. Source: Stocks, Bonds, and Inflation 1998 Yearbook, Ibbotson Associates.

Weatherproofing Your Portfolio
In times like these, it's easy to understand why people can become emotional about their investments. That's why I believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.4 Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

An important component of a long-term approach is having a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,




William J. Lippman
President
Franklin Managed Trust


4. Source: For bond market statistics based on the Lehman Brothers
Government/Corporate Bond Index - Lehman Brothers; for stock market measured by the S&P 500 Index - Standard & Poor's(R).

FRANKLIN INVESTMENT GRADE
INCOME FUND


Your Fund's Goal: Franklin Investment Grade Income Fund seeks a maximum level of income consistent with prudent exposure to risk. The fund pursues this goal by investing in investment-grade debt securities having primarily intermediate maturities. The fund also seeks to offer a higher total return than a money market fund, generally with less risk to principal than a fund composed of either long-term securities or securities that are below investment-grade quality.1

1. Generally, long-term securities and lower-quality securities provide higher yields.
A money-market fund seeks a stable $1.00 per share net asset value.

During the one-year reporting period, the fund's Class I share price, as measured by net asset value, rose modestly, increasing from $9.08 to $9.22.
Our continuing emphasis on purchasing securities with limited maturities contributed to this share price increase. Because long-term instruments often exhibit relatively greater price volatility, both up and down, many investors embrace the more stable short- and intermediate-term investment instruments, which the fund typically purchases.

Also, contributing to the fund's performance was our focus on purchasing high-quality issues and using "put" bonds. As the chart illustrates, 69% of the fund's total net assets were invested in AAA-rated issues (the highest-rated securities available), while 24% were A-rated with the remainder in BBB-rated instruments.

The use of put bonds remains an integral part of our conservative investment strategy. A put bond is one that can be redeemed before maturity, at face value (par). Thus, if interest rates rise, we can redeem a put bond early, at par on the optional retirement date, and reinvest the proceeds at the new, higher interest rate. Conversely, if interest rates decline by the security's optional retirement date, we can either keep the higher-yielding bond, or sell it at a favorable price.

On September 30, 1998, 42% of the portfolio's total net assets consisted of government bonds, 38% corporate and government agency put bonds, and 20% cash and cash equivalents. The fund's average weighted maturity was 1.8 years, using the optional put dates as effective maturities, and 12.1 years, using the stated maturities.

We will continue to maintain our emphasis on put bonds and bonds with a limited maturity structure. It is our belief that this strategy can enable us to produce solid total returns without subjecting the portfolio's share price to significant price volatility. Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Investment Grade Income Fund - Class I share price, as measured by net asset value, increased 14 cents, from $9.08 on September 30, 1997, to $9.22 on September 30, 1998. During the one-year reporting period, shareholders received dividend income totaling 43.3 cents ($0.433) per share.
Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.11%, based on an annualization of September's monthly dividend of 3.3 cents ($0.033) per share and the maximum offering price of $9.63 on September 30, 1998.

For the one-year period ended September 30, 1998, your fund produced a +6.50% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge.

The graph on page 8 compares the performance of the fund's Class I shares with that of the Lehman Brothers Government/Corporate Bond Index. Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin
Investment Grade Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                                                          Since
                                                        Inception
                             1-Year   5-Year  10-Year   (1/14/87)

Cumulative Total Return1     +6.50%   +25.66%  +98.23%    +99.83%
Average Annual Total Return2 +2.00%    +3.78%   +6.62%     +5.70%

Distribution Rate3          4.11%

30-Day Standardized Yield  44.08%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum
4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of September's 3.3 cent per share monthly dividend and the maximum offering price of $9.63 on September
30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Advisor Class
Franklin Investment Grade Income Fund - Advisor Class share price, as measured by net asset value, increased 15 cents, from $9.07 on September 30, 1997, to $9.22 on September 30, 1998. During the one-year reporting period, shareholders received dividend income totaling 45.79 cents ($0.4579) per share. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.54%, based on an annualization of September's monthly dividend of 3.49 cents ($0.0349) per share and the net asset value price of $9.22 on September 30, 1998.

For the one-year period ended September 30, 1998, your fund produced a +6.91% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 12 compares the performance of the fund's Advisor Class shares with that of the Lehman Brothers Government/
Corporate Bond Index. Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund.
An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Investment Grade Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                                                           Since
                                                         Inception
                             1-Year*  5-Year*  10-Year*  (1/14/87)*
Cumulative Total Return1+    6.91%+   26.23%+   99.14%    +100.73%
Average Annual Total Return1+6.91%    +4.77%    +7.13%      +6.13%

Distribution Rate2          4.54%

30-Day Standardized Yield3  4.38%

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of September's 3.49 cent per share monthly dividend and the net asset value price of $9.22 on September 30, 1998.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows:
(a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 11.18%.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN RISING DIVIDENDS FUND

Your Fund's Goal: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past ten years.

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the fiscal year ended September 30, 1998, the domestic economy demonstrated solid growth, low inflation and sharply falling interest rates.
This benign environment led to strong equity market performance through the first half of the fund's fiscal year. By the last half of the year, however, declining corporate profit growth began to weigh heavily on the market as all major stock market indices fell through the summer.

While earnings of consumer stocks generally continued to be strong, growth in the manufacturing sector slowed. In many ways the consumer benefited from the economic problems in Asia. Weak Asian economies, for example, are widely cited as a leading reason for the significant fall in Treasury bond yields in the past year. Manufacturers, on the other hand, were hurt by the Asian crisis. They often either compete with Asian companies globally, or were disappointed with sales to the region. As a result, most consumer-oriented stocks performed better than stocks of manufacturers.

A striking feature of the past year was the much stronger performance of large capitalization stocks relative to medium and small capitalization stocks. The consumer orientation of many large-cap stocks partially explains this outperformance. Another factor, however, was the portfolio shift by many global investors out of Asia and into the U.S. Much of this money flowed into the largest and most liquid U.S. stocks. Within this environment, the Wilshire MidCap Growth Index, the fund's benchmark, returned -21.58% for the one-year period ended September 30, 1998, while Franklin Rising Dividends
Fund posted -9.05% cumulative total return.

Retailers were standout performers during this period, particularly large cap companies like Wal-Mart Stores, Inc. Sales were strong at all of Wal-Mart's domestic formats and international prospects continue to be promising. The portfolio's largest position, Family Dollar Stores, Inc., as well as Rite Aid
Corp. also performed well, although both lagged behind Wal-Mart.

Another particularly strong performer was Allied Group, Inc., a midwestern property and casualty insurance company. Allied agreed to be acquired by Nationwide Mutual Insurance Co. at a substantial premium to its previous trading range.

The portfolio's worst-performing stocks during the year were primarily smaller, manufacturing-oriented companies. These included M. A. Hanna Co. and Watts Industries, Inc., which were impacted by the industrial slowdown and, as a result, had weaker than expected quarterly earnings. Two other disappointing holdings were Circle International Group, Inc. and Wallace
Computer Services, Inc. Despite Circle's healthy earnings growth, investors are fearful that the weakening global economy will eventually have a negative impact on the company's freight forwarding business. Wallace reported weak quarterly earnings recently due to pricing pressures in certain paper product categories, despite relatively strong unit growth.

New positions added to the portfolio during the period included Pall Corp., Diebold, Inc., Bemis Company, Inc., ReliaStar Financial Corp. and Reynolds and
Reynolds Co. Pall makes fluid filtration devices for a variety of industries including health care. Pall's most promising market is blood filtration, as a number of countries have recently announced plans to make filtration mandatory for all blood transfusions. Diebold is known for manufacturing automated teller machines and has increased its dividend for an exceptional 45 straight years.
Although earnings slipped in 1998 as a result of slowing orders, Diebold is well-positioned longer-term to benefit from the increasing use of automation to deliver consumer products and services. Bemis is a leading manufacturer of flexible packaging for use by the food industry. ReliaStar, a provider of a broad range of insurance related investment products, has increased its dividend for 27 years. Reynolds is a leading provider of information management systems used primarily by automobile dealerships.

A significant addition to the portfolio was West Company, Inc. The company's products are used in the packaging and delivery of health care products. West recently acquired drug delivery technologies that have the potential to accelerate the company's growth rate.

Several positions were eliminated from the portfolio including Nike, Inc.;
Allied Group, Inc. and Merck & Co., Inc. Nike's operating results suffered as falling demand for its products led to excess inventory. As previously mentioned, Allied Group was acquired by Nationwide Mutual. We sold Merck, as it became less attractively valued than other alternative investments.

Notable year-over-year dividend increases during the past year came from National Commerce Bancorp. (+45.5%), Cohu, Inc. (+33.3%), First Union Corp.
(+31.3), Avery Dennison Corp. (+23.5%), Mercury General Corp. (+20.7%),
Alberto-Culver Co. (+20%), Myers Industries, Inc. (+20%) and ReliaStar
Financial Corp. (+19.4%).

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As the table shows, our ten largest positions on September 30, 1998, comprised 32.0% of the fund's total net assets. It is interesting to note how these ten companies would, in the aggregate, respond to the fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 304% in the last 10 years (excluding Fannie Mae's 1,500% increase). Their most recent dividend increases averaged 13.8%, for a yield of 2.2% on September 30, 1998, and a dividend payout ratio of 34%. Long-term debt averaged 23% of capitalization, and the average price/earnings ratio was 16.4 versus 22.0 for that of the unmanaged Standard & Poor's(R) 500 Stock Index on the same date. It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over time, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Class I

Franklin Rising Dividends Fund - Class I produced a -9.05% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 23, the fund's Class I shares delivered a +228.88% cumulative total return since inception on January 14, 1987.

The fund's share price, as measured by net asset value, decreased $5.40, from $26.93 on September 30, 1997, to $21.53 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 10.5 cents ($0.105), $2.8451 in long-term capital gains and 35.29 cents ($0.3529) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 22 compares the performance of the fund's Class I shares with that of the fund's unmanaged benchmark index, the Wilshire MidCap Growth
Index, and the Consumer Price Index (CPI), a common measure of inflation. As you can see, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment. Please note that the Wilshire Index differs from the fund as it includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with smaller market capitalizations and ranges from $83 million to $107 billion.

The Wilshire MidCap Growth Index has outperformed the fund's Class I shares over the 10 years ended September 30, 1998. However, Franklin Rising
Dividends Fund outperformed the index during some of the U.S. stock markets' most volatile periods -- the one-, three- and five-year periods ended on the same date. For the one-year period, the index saw a -21.58% cumulative total return, compared with the fund's -9.05%. The fund produced a cumulative total return of +54.43% and +79.51% for the respective three- and five-year periods ended September 30, 1998, while the index returned +13.95% and +63.75%, respectively.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Rising Dividends Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Rising Dividends Fund - Class I
Periods ended 9/30/98
                                                           Since
                                                         Inception
                              1-Year  5-Year  10-Year    (1/14/87)

Cumulative Total Return1      -9.05%  +79.51%  +210.02%   +228.88%
Average Annual Total Return2 -14.27%  +11.09%   +11.32%    +10.14%


Distribution Rate3           0.81%
30-Day Standardized Yield4   0.80%


Value of $10,000 Investment5  $8,573  $16,920   $29,217   $30,997

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
3. Distribution rate is based on an annualization of September's 4.6 cent per share quarterly dividend and the maximum offering price of $22.84 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Rising Dividends Fund - Class I paid distributions derived from long-term capital gains of $2.8451 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal
Revenue Code Section 852 (b)(3).


Class II

Franklin Rising Dividends Fund - Class II produced a -9.48% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 27, the fund's Class II shares delivered a +71.59% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, decreased $5.40, from $26.85 on September 30, 1997, to $21.45 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 0.14 cents ($0.0014), $2.8451 in long-term capital gains and 35.29 cents ($0.3529) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 26 compares the performance of the fund's Class II shares since inception with that of the unmanaged Wilshire MidCap Growth Index, and the Consumer Price Index (CPI), a common measure of inflation. As you can see, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment. Please note that the Wilshire Index differs from the fund as it includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with smaller market capitalizations and ranges from $83 million to $107 billion.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin Rising
Dividends Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Rising Dividends Fund - Class II
Periods ended 9/30/98
                                                               Since
                                                             Inception
                                       1-Year   3-Year       (5/1/95)
Cumulative Total Return1              -9.48%    +52.05%       +71.59%
Average Annual Total Return2         -11.17%    +14.62%       +16.77%

Distribution Rate            30.03%
30-Day Standardized Yield4    0.31%

Value of $10,000 Investment5          $8,883    $15,057      $16,983

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of September's 0.14 cent per share quarterly dividend and the maximum offering price of $21.67 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Rising Dividends Fund - Class II paid distributions derived from long-term capital gains of $2.8451 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal
Revenue Code Section 852 (b)(3).

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FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Investment Grade Income Fund
                                                                               Class I
                                                                      Year Ended September 30,
                                                     ------------------------------------------------------
                                                           1998      1997       1996      1995       1994
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................        $9.08     $9.01      $9.04     $8.82     $9.31
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income...............................          .43       .41        .44       .44       .45
 Net realized and unrealized gains (losses)..........          .14       .09       (.06)      .26      (.54)
                                                     ------------------------------------------------------
Total from investment operations.....................          .57       .50        .38       .70      (.09)
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income...............................         (.43)     (.43)      (.41)     (.48)     (.40)
                                                     ------------------------------------------------------
Net asset value, end of year.........................        $9.22     $9.08      $9.01     $9.04     $8.82
                                                     ======================================================

Total return*........................................         6.50%     5.68%      4.25%     8.21%    (1.02%)

Ratios/supplemental data:
Net assets, end of year (000's)......................      $54,958   $43,568    $29,372   $29,824   $29,553
Ratios to average net assets:
 Expenses............................................         1.10%     1.05%      1.06%     1.09%     1.05%
 Net investment income...............................         4.74%     4.73%      4.81%     4.96%     4.91%
Portfolio turnover rate..............................        20.80%    41.32%     20.06%    64.70%    10.57%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.



FRANKLIN MANAGED TRUST
Financial Highlights (continued)

Franklin Investment Grade Income Fund
                                                                                            Advisor Class
                                                                                      Year Ended September 30,
                                                                                          1998      19971
                                                                                     ----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................................       $9.07     $9.03
                                                                                     ----------------------
Income from investment operations:
 Net investment income...............................................................         .43       .28
 Net realized and unrealized gains...................................................         .19       .07
                                                                                     ----------------------
Total from investment operations.....................................................         .62       .35
                                                                                     ----------------------
Less distributions from:
 Net investment income...............................................................        (.46)     (.31)
                                                                                     -----------------------
Net asset value, end of year.........................................................       $9.23     $9.07
                                                                                     ======================

Total return*........................................................................        7.02%     3.98%

Ratios/supplemental data:
Net assets, end of year (000's)......................................................      $2,505       $39
Ratios to average net assets:
 Expenses............................................................................         .82%      .85%**
 Net investment income...............................................................        5.02%     4.84%**
Portfolio turnover rate..............................................................       20.80%    41.32%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period January 2, 1997 (effective date) to September 30, 1997.

See notes to financial statements.



FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1998

                                                                                                PRINCIPAL
 Franklin Investment Grade Income Fund                                                            AMOUNT       VALUE
    U.S. Government Securities and Agencies 46.0%
 Tennessee Valley Authority, bonds, (putable* 7/15/01, callable 7/15/20), 6.235%, 7/15/45     $2,000,000    $ 2,104,436
    U.S. Treasury Notes, 5.875%, 1/31/99.........................................              2,000,000      2,008,752
    U.S. Treasury Notes, 5.875%, 3/31/99.........................................              1,000,000      1,006,563
    U.S. Treasury Notes, 6.00%, 6/30/99..........................................              2,000,000      2,020,626
    U.S. Treasury Notes, 5.875%, 7/31/99.........................................              2,000,000      2,020,002
    U.S. Treasury Notes, 5.875%, 8/31/99.........................................              3,000,000      3,033,753
    U.S. Treasury Notes, 5.75%, 9/30/99..........................................              1,000,000      1,011,251
    U.S. Treasury Notes, 5.625%, 11/30/99........................................              2,000,000      2,023,752
    U.S. Treasury Notes, 5.625%, 12/31/99........................................              2,000,000      2,026,252
    U.S. Treasury Notes, 5.50%, 3/31/00..........................................              2,000,000      2,029,376
    U.S. Treasury Notes, 6.00%, 8/15/00..........................................              2,000,000      2,057,502
    U.S. Treasury Notes, 5.275%, 8/31/00.........................................              3,000,000      3,043,128
    U.S. Treasury Notes, 5.375%, 2/15/01.........................................              2,000,000      2,045,626
                                                                                                         --------------
    Total U.S. Government Securities and Agencies (Cost $26,058,103).............                            26,431,019
                                                                                                         --------------
    Corporate Bonds 34.3%
    Commercial Services 2.7%
    Xerox Corp., notes, (putable* 5/05/99), 5.90% 5/05/37 .......................              1,500,000      1,559,865
                                                                                                         --------------
    Consumer Non-Durable 3.7%
    Coca-Cola Enterprises, deb., (putable* 10/15/03), 6.70% 10/15/36 ............              2,000,000      2,133,926
                                                                                                         --------------
    Finance 10.7%
    Aetna Services Inc., (putable* 8/15/04), 6.97%, 8/15/36......................              2,000,000      2,112,648
    Sears Roebuck Acceptance Corp.,
    (putable* 11/15/00), 6.13%, 11/15/05.........................................                775,000        799,656
    (putable* 11/15/00), 6.15%, 11/15/05.........................................                725,000        751,287
    Southtrust Bank, (putable* 2/06/01), 5.58%, 2/06/06..........................              2,500,000      2,509,005
                                                                                                         --------------
                                                                                                              6,172,596
                                                                                                         --------------
    Industrial Services 3.6%
    WMX Technologies, Inc., notes, (putable* 5/15/00), 6.65% 5/15/05.............              2,000,000      2,050,958
                                                                                                         --------------

    Process Industries 7.2%
    Bausch & Lomb, notes, (putable* 8/31/01), 6.56%, 8/12/26 ....................              2,000,000      2,099,670
    Sherwin-Williams Co., notes, (putable* 10/15/99), 5.50%, 10/15/27 ...........              2,000,000      2,024,746
                                                                                                         --------------
                                                                                                              4,124,416
                                                                                                         --------------
    Retail Trade 2.8%
    Penney J.C. & Co., Inc., deb., (putable* 8/15/03), 6.90% 8/15/26.............              1,500,000      1,628,928
                                                                                                         --------------

    Utilities 3.6%
    Bellsouth Corp., deb., (putable* 11/15/00), 5.85%, 11/15/45..................              2,000,000      2,049,370
                                                                                                         --------------
    Total Corporate Bonds (Cost $19,136,674).....................................                            19,720,059
                                                                                                         --------------
    Total Long Term Investments (Cost $45,194,777)...............................                            46,151,078
                                                                                                         --------------


a   Repurchase Agreement 21.1%
    Joint Repurchase Agreement, 5.275%, 10/01/98,
 (Maturity Value $12,144,747) (Cost $12,142,967) ................................            $12,142,967    $12,142,967
     BancAmerica Robertson Stephens, (Maturity Value $1,223,700)
     Barclays Capital Group, Inc., (Maturity Value $1,131,441)
     BT Alex Brown, Inc., (Maturity Value $1,223,701)
     Chase Securities, Inc., (Maturity Value $1,223,700)
     CIBC Wood Gundy Securities Corp., (Maturity Value $1,223,701)
     Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,223,700)
     Dresdner Kleinwort Benson, North America, L.L.C., (Maturity Value $1,223,701)
     Greenwich Capital Markets, Inc., (Maturity Value $1,223,701)
     Paribas Corp., (Maturity Value $1,223,701)
     SBC Warburg Dillon Read, Inc., (Maturity Value $1,223,701)
    Collateralized by U.S. Treasury Bills and Notes
    Total Investments (Cost $57,337,744) 101.4%..................................                            58,294,045
    Other Assets, less Liabilities (1.4%)........................................                              (830,441)
                                                                                                         --------------
    Net Assets 100.0% ...........................................................                           $57,463,604
                                                                                                         ==============

*Holder may redeem at par on put date.
aSee Note 1(b) regarding joint repurchase agreement.



FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Rising Dividends Fund
                                                                               Class I
                                                     -------------------------------------------------------
                                                                      Year Ended September 30,
                                                     -------------------------------------------------------
                                                           1998      1997       1996      1995       1994
                                                     -------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................       $26.93    $20.03     $17.31    $14.67    $15.43
                                                     -------------------------------------------------------
Income from investment operations:
 Net investment income...............................          .13       .16        .28       .33       .28
 Net realized and unrealized gains (losses)..........        (2.22)     8.23       2.78      2.61      (.80)
                                                     -------------------------------------------------------
Total from investment operations.....................        (2.09)     8.39       3.06      2.94      (.52)
                                                     -------------------------------------------------------
Less distributions from:
 Net investment income...............................         (.11)     (.18)      (.34)     (.30)     (.24)
 Net realized gains..................................        (3.20)    (1.31)        --        --        --
                                                     -------------------------------------------------------
Total distributions..................................        (3.31)    (1.49)      (.34)     (.30)     (.24)
                                                     -------------------------------------------------------
Net asset value, end of year.........................       $21.53    $26.93     $20.03    $17.31    $14.67
                                                     =======================================================

Total return*........................................        (9.05)%   44.10%     17.83%    20.32%    (3.38)%

Ratios/supplemental data:
Net assets, end of year (000's)......................     $407,336  $394,873   $277,746  $260,917  $261,461
Ratios to average net assets:
 Expenses............................................         1.39%     1.41%      1.40%     1.43%     1.43%
 Net investment income...............................          .51%      .71%      1.49%     2.10%     1.81%
Portfolio turnover rate..............................        23.99%    39.47%     31.55%    14.60%    25.75%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.



FRANKLIN MANAGED TRUST
Financial Highlights (continued)

Franklin Rising Dividends Fund
                                                                                  Class II
                                                                 ------------------------------------------
                                                                            Year Ended September 30,
                                                                 ------------------------------------------
                                                                     1998       1997      1996      19951
                                                                 ------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...............................     $26.85     $19.98    $17.28    $15.47
                                                                 ------------------------------------------
Income from investment operations:
 Net investment income...........................................      --           .08       .21       .11
 Net realized and unrealized gains (losses)......................      (2.20)      8.17      2.74      1.83
                                                                 ------------------------------------------
Total from investment operations.................................      (2.20)      8.25      2.95      1.94
                                                                 ------------------------------------------
Less distributions from:
 Net investment income...........................................      --          (.07)     (.25)     (.13)
 Net realized gains..............................................      (3.20)     (1.31)    --        --
                                                                 ------------------------------------------
Total distributions..............................................      (3.20)     (1.38)     (.25)     (.13)
                                                                 ------------------------------------------
Net asset value, end of year.....................................     $21.45     $26.85    $19.98    $17.28
                                                                 ==========================================

Total return*....................................................      (9.48)%    43.37%    17.16%    12.56%

Ratios/supplemental data:
Net assets, end of year (000's)..................................    $43,790    $14,526    $3,882    $1,060
Ratios to average net assets:
 Expenses........................................................       1.94%      1.95%     1.95%     1.90%**
 Net investment income (loss)....................................       (.05)%      .17%      .94%     1.92%**
Portfolio turnover rate..........................................      23.99%     39.47%    31.55%    14.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period May 1, 1995 (effective date) to September 30, 1995.

See notes to financial statements.



FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1998





 Franklin Rising Dividends Fund                                                                   SHARES       VALUE
    Common Stocks 97.8%
    Banks/Thrifts 14.6%
    First Union Corp. ...........................................................                271,650   $ 13,905,084
    Mercantile Bankshares Corp. .................................................                170,950      4,807,969
    National Commerce Bancorp. ..................................................                568,600      9,381,900
    State Street Corp. ..........................................................                 98,200      5,358,038
    TrustCo Bank Corp., N.Y. Shs. ...............................................                268,116      7,188,860
    U.S. Bancorp.................................................................                215,000      7,645,938
    Washington Mutual, Inc. .....................................................                379,000     12,791,250
    Wilmington Trust Corp. ......................................................                 96,200      5,002,397
                                                                                                        ---------------
                                                                                                             66,081,436
                                                                                                        ---------------
    Commercial Services 5.2%
    Ennis Business Forms, Inc. ..................................................                228,700      2,287,000
    Standard Register Co. .......................................................                282,700      7,685,906
    Wallace Computer Services, Inc. .............................................                753,200     13,510,525
                                                                                                        ---------------
                                                                                                             23,483,431
                                                                                                        ---------------
    Consumer Durables 4.1%
    Leggett & Platt, Inc. .......................................................                526,400     10,922,800
    Newell Co. ..................................................................                167,200      7,701,650
                                                                                                        ---------------
                                                                                                             18,624,450
                                                                                                        ---------------
    Consumer Non-Durables 8.0%
    Alberto-Culver Co., Class A..................................................                504,100     10,775,138
    Block Drug Co., Inc., Class A................................................                108,659      3,911,724
    DIMON, Inc. .................................................................                483,300      5,104,856
    Philip Morris Cos., Inc. ....................................................                158,700      7,310,119
    Universal Corp. .............................................................                252,300      9,019,725
                                                                                                        ---------------
                                                                                                             36,121,562
                                                                                                        ---------------
    Electronic Technology 2.4%
    Cohu, Inc. ..................................................................                311,200      5,134,800
    Hewlett-Packard Co. .........................................................                 75,100      3,975,606
    Rockwell International Corp. ................................................                 52,300      1,889,338
                                                                                                        ---------------
                                                                                                             10,999,744
                                                                                                        ---------------
    Energy Minerals 1.0%
    Royal Dutch Petroleum Co., N.Y. Shs., ADR (Netherlands)......................                 93,700      4,462,463
                                                                                                        ---------------

    Government Sponsored Corporation 2.3%
    Fannie Mae...................................................................                159,000     10,215,750
                                                                                                        ---------------

    Health Technology 4.7%
    Becton, Dickinson & Co. .....................................................                 74,200      3,051,475
    Superior Surgical Manufacturing Co., Inc. ...................................                178,300      2,206,463
    West Co., Inc. ..............................................................                553,900     15,924,625
                                                                                                        ---------------
                                                                                                             21,182,563
                                                                                                        ---------------

    Insurance - Life 2.5%
    American Heritage Life Investment Corp. .....................................                 78,900    $ 1,799,906
    ReliaStar Financial Corp. ...................................................                239,400      9,336,600
                                                                                                        ---------------
                                                                                                             11,136,506
                                                                                                        ---------------
    Insurance - Property/Casualty 8.8%
    American International Group, Inc. ..........................................                 60,375      4,648,875
    Chubb Corp. .................................................................                113,000      7,119,000
    Harleysville Group, Inc. ....................................................                 74,700      1,540,688
    Mercury General Corp. .......................................................                245,200      9,195,000
    MMI Cos., Inc. ..............................................................                395,400      7,092,488
    RLI Corp. ...................................................................                186,562      7,089,356
    St. Paul Cos., Inc. .........................................................                 94,400      3,068,000
                                                                                                        ---------------
                                                                                                             39,753,407
                                                                                                        ---------------
    Non-Energy Minerals 1.1%
    Nucor Corp. .................................................................                120,900      4,911,563
    Process Industries 13.5%
    Bemis Co., Inc. .............................................................                332,600     11,661,788
    Brady Corp., Class A.........................................................                144,300      2,994,225
    Donaldson Co., Inc. .........................................................                126,900      2,030,400
    M.A. Hanna Co. ..............................................................                463,200      5,211,000
    Millipore Corp. .............................................................                238,300      4,542,594
    Myers Industries, Inc. ......................................................                290,880      6,690,240
    Pall Corp. ..................................................................                936,300     20,774,156
    Sherwin-Williams Co. ........................................................                328,000      7,093,000
                                                                                                        ---------------
                                                                                                             60,997,403
                                                                                                        ---------------
    Producer Manufacturing 16.7%
    Avery Dennison Corp. ........................................................                157,100      6,863,306
    Baldor Electric Co. .........................................................                257,366      5,629,881
    Diebold, Inc. ...............................................................                294,000      6,468,000
    Dover Corp. .................................................................                278,400      8,595,600
    Flowserve Corp. .............................................................                156,200      3,163,050
    General Electric Co. ........................................................                 54,000      4,296,375
    Graco, Inc. .................................................................                 93,800      2,180,850
    Hubbell, Inc., Class B.......................................................                187,300      6,649,150
    Kaydon Corp. ................................................................                383,700     10,096,106
    Kimball International, Inc., Class B.........................................                408,000      6,273,000
    Superior Industries International, Inc. .....................................                167,800      3,838,425
    Teleflex, Inc. ..............................................................                 70,000      2,450,000
    Watts Industries, Inc., Class A..............................................                483,000      8,694,000
                                                                                                        ---------------
                                                                                                             75,197,743
                                                                                                        ---------------
    Retail Trade 10.2%
    Family Dollar Stores, Inc. ..................................................              1,516,700     23,888,025
    Rite Aid Corp. ..............................................................                237,800      8,441,900
    Schultz Sav-O Stores, Inc. ..................................................                165,000      2,598,750

    Retail Trade (cont.)
    The Limited, Inc. ...........................................................                200,200    $ 4,391,888
    Wal-Mart Stores, Inc. .......................................................                125,800      6,871,825
                                                                                                        ---------------
                                                                                                             46,192,388
                                                                                                        ---------------
    Technology Services 1.7%
    Reynolds and Reynolds Co., Class A...........................................                428,400      7,630,875
                                                                                                        ---------------
    Transportation 1.0%
    Circle International Group, Inc. ............................................                321,000      4,494,000
                                                                                                        ---------------
    Total Common Stocks (Cost $406,685,441)......................................                           441,485,284
                                                                                                        ---------------
    Convertible Preferred Stock .2%
    American Heritage Life Investment Corp., 8.50% cvt. pfd. (Cost $625,000).....                 12,500        787,500
                                                                                                        ---------------
    Total Long Term Investments (Cost $407,310,441)..............................                           442,272,784
                                                                                                        ---------------

                                                                                               PRINCIPAL
                                                                                                  AMOUNT
 a  Repurchase Agreement 1.8%
    Joint Repurchase Agreement, 5.275%, 10/01/98,
 (Maturity Value $7,977,690) (Cost $7,976,521) ..................................             $7,976,521      7,976,521
     BancAmerica Robertson Stephens, (Maturity Value $803,832)
     Barclays Capital Group, Inc., (Maturity Value $743,202)
     BT Alex Brown, Inc., (Maturity Value $803,832)
     Chase Securities, Inc., (Maturity Value $803,832)
     CIBC Wood Gundy Securities Corp., (Maturity Value $803,832)
     Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $803,832)
     Dresdner Kleinwort Benson, North America, L.L.C., (Maturity Value $803,832)
     Greenwich Capital Markets, Inc., (Maturity Value $803,832)
     Paribas Corp., (Maturity Value $803,832)
     SBC Warburg Dillion Read, Inc., (Maturity Value $803,832)
    Collateralized by U.S. Treasury Bills and Notes
    Total Investments (Cost $415,286,962) 99.8% .................................                           450,249,305
    Other Assets, less Liabilities .2% ..........................................                               876,444
                                                                                                        ---------------
    Net Assets 100.0% ...........................................................                          $451,125,749
                                                                                                        ===============

aSee Note 1(b) regarding joint repurchase agreement.

FRANKLIN MANAGED TRUST
Financial Statements

Statement of Assets and Liabilities
September 30, 1998


                                                                                  FRANKLIN        FRANKLIN
                                                                              INVESTMENT GRADE     RISING
                                                                                 INCOME FUND   DIVIDENDS FUND
Assets:
 Investments in securities:
  Cost.......................................................................   $45,194,777   $407,310,441
                                                                             =============================
  Value......................................................................    46,151,078    442,272,784
 Repurchase agreements, at value and cost....................................    12,142,967      7,976,521
 Cash........................................................................            --        553,852
 Receivables:
  Investment securities sold.................................................            --      1,117,015
  Capital shares sold........................................................        56,154        197,212
  Dividends and interest.....................................................       578,216        727,922
 Other assets................................................................         3,725             --
                                                                             -----------------------------
Total assets.................................................................    58,932,140    452,845,306
                                                                             -----------------------------
Liabilities:
 Payables:
  Investment securities purchased............................................            --        137,596
  Capital shares redeemed....................................................     1,367,418        493,636
  Affiliates.................................................................        51,747        762,828
  Shareholders...............................................................        34,142        286,298
 Other liabilities...........................................................        15,229         39,199
                                                                             -----------------------------
Total liabilities............................................................     1,468,536      1,719,557
                                                                             -----------------------------
 Net assets, at value........................................................   $57,463,604   $451,125,749
                                                                             =============================
Net assets consist of:
 Undistributed net investment income.........................................     $ 305,768      $ 736,183
 Net unrealized appreciation.................................................       956,301     34,962,343
 Accumulated net realized gain (loss)........................................      (740,192)    40,943,155
 Capital shares..............................................................    56,941,727    374,484,068
                                                                             -----------------------------
Net assets, at value ........................................................   $57,463,604   $451,125,749
                                                                             =============================


                                                                                   FRANKLIN        FRANKLIN
                                                                               INVESTMENT GRADE     RISING
                                                                                INCOME FUND     DIVIDENDS FUND
CLASS I:
 Net assets, at value........................................................   $54,958,417   $407,336,106
                                                                             =============================
 Shares outstanding..........................................................     5,959,513     18,917,914
                                                                             =============================
 Net asset value per share*..................................................         $9.22         $21.53
                                                                             =============================
 Maximum offering price per share
 (net asset value per share / 95.75% and 94.25%, respectively)...............         $9.63         $22.84
                                                                             =============================
Class II:
 Net assets, at value........................................................                 $ 43,789,643
                                                                                           ===============
 Shares outstanding..........................................................                    2,041,512
                                                                                           ===============
 Net asset value per share*..................................................                       $21.45
                                                                                           ===============
 Maximum offering price per share (net asset value per share / 99%)..........                       $21.67
                                                                                           ===============
Advisor Class:
 Net assets, at value........................................................   $ 2,505,187
                                                                             ==============
 Shares outstanding..........................................................       271,551
                                                                             ==============
 Net asset value and maximum offering price per share........................         $9.23
                                                                             ==============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statement of Operations
for the year ended September 30, 1998


                                                                                  FRANKLIN        FRANKLIN
                                                                              INVESTMENT GRADE     RISING
                                                                                 INCOME FUND   DIVIDENDS FUND
Investment income:
 Dividends...................................................................           $--   $ 8,333,734
 Interest ...................................................................     2,935,984       778,232
                                                                             ----------------------------
Total investment income .....................................................     2,935,984     9,111,966
                                                                             ----------------------------
Expenses:
 Management fees (Note 3)....................................................       251,633     3,577,836
 Distribution fees (Note 3)
  Class I....................................................................       140,894     2,055,618
  Class II...................................................................            --       322,448
 Transfer agent fees (Note 3) ...............................................        50,222       574,615
 Custodian fees..............................................................           648         6,375
 Reports to shareholders ....................................................        20,726       129,466
 Accounting fees (Note 3) ...................................................        40,000        40,000
 Registration and filing fees ...............................................        25,146        62,099
 Professional fees ..........................................................        13,023        40,401
 Trustees' fees and expenses ................................................         3,835        31,174
 Other.......................................................................         5,456        10,522
                                                                             ----------------------------
Total expenses ..............................................................       551,583     6,850,554
                                                                             ----------------------------
 Net investment income ......................................................     2,384,401     2,261,412
                                                                             ----------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments .........................................         7,326    45,956,036
 Net unrealized appreciation (depreciation) on investments...................       840,370   (99,023,374)
                                                                             ----------------------------
Net realized and unrealized gain (loss)......................................       847,696   (53,067,338)
                                                                             ----------------------------
Net increase (decrease) in net assets resulting from operations .............    $3,232,097  $(50,805,926)
                                                                             ============================


See notes to financial statements.


FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended September 30, 1998 and 1997

                                                 FRANKLIN INVESTMENT GRADE               FRANKLIN
                                                        INCOME FUND                RISING DIVIDENDS FUND
                                            -------------------------------------------------------------
                                                    1998          1997              1998          1997
                                            -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................    $ 2,384,401  $ 1,724,716        $ 2,261,412   $ 2,313,467
  Net realized gain from investments........          7,326      344,319         45,956,036    49,210,010
  Net unrealized appreciation (depreciation)
 on investments.............................        840,370      (78,808)       (99,023,374)   70,034,445
                                            -------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations..................      3,232,097    1,990,227        (50,805,926)  121,557,922
Distributions to shareholders from:
 Net investment income:
  Class I...................................     (2,346,104)  (1,686,440)        (1,828,381)   (2,490,290)
  Class II..................................             --           --             (4,086)       (8,072)
  Advisor Class.............................         (2,510)      (1,534)                --            --
 Net realized gains:
  Class I...................................             --           --        (48,479,814)  (18,098,843)
  Class II..................................             --           --         (2,105,211)     (288,240)
                                            --------------------------------------------------------------
Total distributions to shareholders.........     (2,348,614)  (1,687,974)       (52,417,492)  (20,885,445)
Capital share transactions (Note 2)
  Class I...................................     10,523,609   13,893,814        107,238,762    18,867,160
  Class II..................................             --           --         37,710,977     8,231,696
  Advisor Class.............................      2,448,896       39,376                 --            --
                                            -------------------------------------------------------------
Total capital share transactions............     12,972,505   13,933,190        144,949,739    27,098,856
Net increase in net assets..................     13,855,988   14,235,443         41,726,321   127,771,333
Net assets:
 Beginning of year..........................     43,607,616   29,372,173        409,399,428   281,628,095
                                            -------------------------------------------------------------
 End of year................................    $57,463,604  $43,607,616       $451,125,749  $409,399,428
                                            =============================================================
Undistributed net investment
 income included in net assets:
 End of year................................      $ 305,768    $ 269,981          $ 736,183           $--
                                            =============================================================


See notes to financial statements.

FRANKLIN MANAGED TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two series (the Funds). The Funds and their investment objectives are:

Fund                                                          Objective
---------------------------------------------------------------------------
Franklin Investment Grade Income Fund                         Income
Franklin Rising Dividends FundGrowth and Income

On July 15, 1998, the Franklin Corporate Qualified Dividend Fund (a fund of the Trust) ceased operations pursuant to a resolution approved by the Board of Trustees.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1998, all outstanding repurchase agreements had been entered into on that date.

c. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expense are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Funds offer three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Fund's shares were as follows:




                                                         FRANKLIN INVESTMENT            FRANKLIN RISING
                                                          GRADE INCOME FUND             DIVIDENDS FUND
                                                         SHARES      AMOUNT          SHARES      AMOUNT
Class I Shares
1998
 Shares sold ........................................ 3,275,365  $29,782,945       6,690,317 $168,552,709
 Shares issued in reinvestment of distributions......   219,360    1,989,262       1,767,518   42,544,929
 Shares redeemed ....................................(2,335,040) (21,248,598)     (4,203,389)(103,858,876)
                                                     -----------------------------------------------------
 Net increase........................................ 1,159,685  $10,523,609       4,254,446 $107,238,762
                                                     ====================================================
1997
 Shares sold ........................................ 3,081,133  $27,806,195       2,748,993 $ 64,035,322
 Shares issued in reinvestment of distributions......   148,291    1,335,521         803,577   16,782,484
 Shares redeemed ....................................(1,688,767) (15,247,902)     (2,754,192) (61,950,646)
                                                     -----------------------------------------------------
 Net increase........................................ 1,540,657  $13,893,814         798,378 $ 18,867,160
                                                     ====================================================

Class II Shares
1998
 Shares sold ....................................................................  1,797,364 $ 45,013,886
 Shares issued in reinvestment of distributions..................................     76,771    1,845,670
 Shares redeemed ................................................................   (373,593)  (9,148,579)
                                                                                 -------------------------
 Net increase....................................................................  1,500,542 $ 37,710,977
                                                                                 ========================
1997
 Shares sold ....................................................................    428,747 $ 10,143,144
 Shares issued in reinvestment of distributions..................................     11,554      239,444
 Shares redeemed.................................................................    (93,599)  (2,150,892)
                                                                                 -------------------------
 Net increase....................................................................    346,702  $ 8,231,696
                                                                                 ========================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                         FRANKLIN INVESTMENT
                                                          GRADE INCOME FUND
                                                         SHARES      AMOUNT

Advisor Class Shares
1998
 Shares sold ........................................   267,539  $ 2,451,802
 Shares issued in reinvestment of distributions......       315        2,853
 Shares redeemed ....................................      (634)      (5,759)
                                                     ------------------------
Net increase.........................................   267,220  $ 2,448,896
                                                     =======================
1997*
 Shares sold ........................................    14,121    $ 127,787
 Shares issued in reinvestment of distributions .....       133        1,192
 Shares redeemed ....................................    (9,923)     (89,603)
                                                     ------------------------
Net increase.........................................     4,331     $ 39,376
                                                     =======================

*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of Franklin Investment Advisory Services, Inc. (Advisory Services),
Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services) the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds pay an investment management fee to Advisory Services based on the average net assets of each Fund as follows:

                                               FRANKLIN  FRANKLIN
                                              INVESTMENT  RISING
                                                 GRADE   DIVIDENDS
                                              INCOME FUND  FUND
Average Daily Net Assets
First $500 million..........................     .50%       .75%
Over $500 million, up to and
 including $1 billion ......................     .45%       .625%
In excess of $1 billion.....................     .40%       .50%

Each of the Funds also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Rising Dividends Fund reimburses Distributors up to .50% and 1.00% per year of its average daily net assets of Class I and Class II, respectively, and the Franklin Investment Grade Income Fund reimburses Distributors up to .25% per year of the average daily net assets of Class I, for costs incurred in marketing the Fund's shares.

3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                               FRANKLIN  FRANKLIN
                                              INVESTMENT  RISING
                                                 GRADE   DIVIDENDS
                                              INCOME FUND  FUND
Net Commissions paid......................    $39,980   $451,232
Contingent deferred sales charges.........      $ 184   $ 20,936

The Funds paid transfer agent fees of $624,837, of which $421,594 was paid to Investor Services.


4. INCOME TAXES

At September 30, 1998, the Franklin Investment Grade Income Fund had tax basis capital losses of $740,192 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:



        1999...............................     $117,414
        2003...............................      254,062
        2004...............................      368,716
                                           -------------
                                                $740,192
                                           =============

On September 30, 1998, the Franklin Investment Grade Income Fund had expired capital loss carryovers of $62,907 which were reclassified to paid-in capital.

At September 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   Franklin           Franklin
                                  Investment           Rising
                                     Grade            Dividends
                                  INCOME FUND           FUND
Investment at cost............  $57,337,744        $415,448,272
                              =================================
Unrealized appreciation ......    $ 956,301        $ 86,792,019
Unrealized depreciation ......           --         (51,990,986)
                              ----------------------------------
Net unrealized appreciation ..    $ 956,301        $ 34,801,033
                              =================================

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1998, were as follows:

                                   FRANKLIN    FRANKLIN
                                  INVESTMENT    RISING
                                     GRADE     DIVIDENDS
                                  INCOME FUND    FUND
Purchases  ................    $20,352,020     $208,058,353
Sales  ....................    $ 8,500,000     $110,166,062

FRANKLIN MANAGED TRUST
Report of Independent Accountants


To the Shareholders and Board of Trustees of Franklin Managed Trust:

We have audited the accompanying statements of assets and liabilities of the Franklin Managed Trust (comprised of the Franklin Investment Grade Income Fund and the Franklin Rising Dividends Fund), including each Fund's statement of investments in securities and net assets, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Investment Grade Income Fund and the Franklin Rising Dividends Fund as of September 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

November 5, 1998



FRANKLIN MANAGED TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Rising Dividends Fund hereby designates $40,456,757 as a capital gain dividend for the fiscal year ended September 30, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Rising Dividends Fund hereby designates 100% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 1998.






Franklin Managed Trust
Annual Report
September 30, 1998.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Investment Grade Income Fund based on total net assets on 9/30/98.

AAA                         69%
A                           24%
BBB                          7%

GRAPHIC MATERIAL (2)

This chart shows the dividend distributions for Franklin Investment Grade Income Fund - Class I from 5/1/97 to 9/30/98.

                       Dividend
MONTH                  PER SHARE
--------------------------------
October                3.3 cents
November               3.3 cents
December               7.0 cents
January                3.3 cents
February               3.3 cents
March                  3.3 cents
April                  3.3 cents
May                    3.3 cents
June                   3.3 cents
July                   3.3 cents
August                 3.3 cents
SEPTEMBER              3.3 CENTS
--------------------------------
Total                 43.3 cents

GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Franklin Investment Grade Income Fund - Class I shares to that of the Lehman Brothers
Government/Corporate Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/1/88 to 9/30/98.

              Franklin Alabama     Lehman Brothers
Date              Tax-Free            Municipal                 CPI
            Income Fund-Class I       Bond Index

   10/1/88   $9,575                    $10,000                    $10,000
  10/31/88   $9,636         1.77%      $10,177         0.33%      $10,033
  11/30/88   $9,621        -1.13%      $10,062         0.08%      $10,041
  12/31/88   $9,650         0.34%      $10,096         0.17%      $10,058
   1/31/89   $9,735         1.33%      $10,230         0.50%      $10,108
   2/28/89   $9,742        -0.76%      $10,153         0.41%      $10,150
   3/31/89   $9,794         0.53%      $10,207         0.58%      $10,209
   4/30/89   $9,870         2.12%      $10,423         0.65%      $10,275
   5/31/89   $9,992         2.46%      $10,679         0.57%      $10,334
   6/30/89   $10,115        3.26%      $11,027         0.24%      $10,358
   7/31/89   $10,287        2.08%      $11,257         0.24%      $10,383
   8/31/89   $10,199       -1.55%      $11,082         0.16%      $10,400
   9/30/89   $10,230        0.44%      $11,131         0.32%      $10,433
  10/31/89   $10,365        2.53%      $11,413         0.48%      $10,483
  11/30/89   $10,442        0.90%      $11,515         0.24%      $10,508
  12/31/89   $10,470        0.15%      $11,533         0.16%      $10,525
   1/31/90   $10,387       -1.37%      $11,375         1.03%      $10,634
   2/28/90   $10,453        0.22%      $11,400         0.47%      $10,684
   3/31/90   $10,457        0.01%      $11,401         0.55%      $10,742
   4/30/90   $10,423       -0.92%      $11,296         0.16%      $10,760
   5/31/90   $10,629        2.90%      $11,624         0.23%      $10,784
   6/30/90   $10,747        1.62%      $11,812         0.54%      $10,843
   7/31/90   $10,877        1.24%      $11,958         0.38%      $10,884
   8/31/90   $10,827       -1.45%      $11,785         0.92%      $10,984
   9/30/90   $10,867        0.83%      $11,883         0.84%      $11,076
  10/31/90   $10,960        1.33%      $12,041         0.60%      $11,143
  11/30/90   $11,120        2.18%      $12,303         0.22%      $11,167
  12/31/90   $11,203        1.51%      $12,489         0.00%      $11,167
   1/31/91   $11,325        1.12%      $12,629         0.60%      $11,234
   2/28/91   $11,462        0.86%      $12,738         0.15%      $11,251
   3/31/91   $11,566        0.69%      $12,825         0.15%      $11,268
   4/30/91   $11,713        1.15%      $12,973         0.15%      $11,285
   5/31/91   $11,791        0.47%      $13,034         0.30%      $11,319
   6/30/91   $11,787       -0.11%      $13,020         0.29%      $11,351
   7/31/91   $11,923        1.26%      $13,184         0.15%      $11,368
   8/31/91   $12,158        2.30%      $13,487         0.29%      $11,401
   9/30/91   $12,380        2.09%      $13,769         0.44%      $11,452
  10/31/91   $12,532        0.89%      $13,891         0.15%      $11,469
  11/30/91   $12,686        1.00%      $14,030         0.29%      $11,502
  12/31/91   $13,061        3.37%      $14,503         0.07%      $11,510
   1/31/92   $12,905       -1.48%      $14,288         0.15%      $11,527
   2/29/92   $12,924        0.53%      $14,364         0.36%      $11,569
   3/31/92   $12,870       -0.55%      $14,285         0.51%      $11,628
   4/30/92   $12,978        0.60%      $14,371         0.14%      $11,644
   5/31/92   $13,146        1.94%      $14,650         0.14%      $11,660
   6/30/92   $13,345        1.47%      $14,865         0.36%      $11,702
   7/31/92   $13,681        2.56%      $15,245         0.21%      $11,727
   8/31/92   $13,806        0.89%      $15,381         0.28%      $11,760
   9/30/92   $14,015        1.36%      $15,590         0.28%      $11,793
  10/31/92   $13,844       -1.53%      $15,352         0.35%      $11,834
  11/30/92   $13,764       -0.09%      $15,338         0.14%      $11,851
  12/31/92   $13,866        1.72%      $15,602        -0.07%      $11,842
   1/31/93   $14,096        2.18%      $15,942         0.49%      $11,900
   2/28/93   $14,423        2.08%      $16,274         0.35%      $11,942
   3/31/93   $14,451        0.34%      $16,329         0.35%      $11,984
   4/30/93   $14,590        0.77%      $16,455         0.28%      $12,017
   5/31/93   $14,546       -0.05%      $16,446         0.14%      $12,034
   6/30/93   $14,757        2.27%      $16,820         0.14%      $12,051
   7/31/93   $14,808        0.64%      $16,927         0.00%      $12,051
   8/31/93   $15,086        2.30%      $17,317         0.28%      $12,085
   9/30/93   $15,105        0.35%      $17,377         0.21%      $12,110
  10/31/93   $15,142        0.41%      $17,449         0.41%      $12,160
  11/30/93   $15,066       -1.13%      $17,251         0.07%      $12,168
  12/31/93   $15,120        0.44%      $17,327         0.00%      $12,168
   1/31/94   $15,289        1.50%      $17,587         0.27%      $12,201
   2/28/94   $15,063       -2.18%      $17,204         0.34%      $12,243
   3/31/94   $14,869       -2.45%      $16,782         0.34%      $12,284
   4/30/94   $14,791       -0.83%      $16,643         0.14%      $12,301
   5/31/94   $14,797       -0.18%      $16,613         0.07%      $12,310
   6/30/94   $14,818       -0.23%      $16,575         0.34%      $12,352
   7/31/94   $14,991        2.00%      $16,906         0.27%      $12,385
   8/31/94   $15,014        0.04%      $16,913         0.40%      $12,435
   9/30/94   $14,951       -1.51%      $16,658         0.27%      $12,468
  10/31/94   $14,973       -0.11%      $16,639         0.07%      $12,477
  11/30/94   $14,927       -0.18%      $16,609         0.13%      $12,493
  12/31/94   $14,944        0.66%      $16,719         0.00%      $12,493
   1/31/95   $15,129        1.92%      $17,040         0.40%      $12,543
   2/28/95   $15,333        2.32%      $17,435         0.40%      $12,593
   3/31/95   $15,397        0.67%      $17,552         0.33%      $12,635
   4/30/95   $15,532        1.39%      $17,796         0.33%      $12,677
   5/31/95   $15,826        4.19%      $18,542         0.20%      $12,702
   6/30/95   $15,962        0.80%      $18,690         0.20%      $12,727
   7/31/95   $15,974       -0.39%      $18,617         0.00%      $12,727
   8/31/95   $16,094        1.28%      $18,856         0.26%      $12,761
   9/30/95   $16,178        1.02%      $19,048         0.20%      $12,786
  10/31/95   $16,309        1.47%      $19,328         0.33%      $12,828
  11/30/95   $16,495        1.65%      $19,647        -0.07%      $12,819
  12/31/95   $16,590        1.47%      $19,936        -0.07%      $12,810
   1/31/96   $16,705        0.62%      $20,059         0.59%      $12,886
   2/29/96   $16,546       -2.12%      $19,634         0.32%      $12,927
   3/31/96   $16,533       -0.84%      $19,469         0.52%      $12,994
   4/30/96   $16,502       -0.69%      $19,335         0.39%      $13,045
   5/31/96   $16,508       -0.17%      $19,302         0.19%      $13,070
   6/30/96   $16,624        1.34%      $19,560         0.06%      $13,078
   7/31/96   $16,667        0.23%      $19,605         0.19%      $13,103
   8/31/96   $16,710       -0.24%      $19,558         0.19%      $13,127
   9/30/96   $16,865        1.78%      $19,907         0.32%      $13,169
  10/31/96   $17,058        2.33%      $20,370         0.32%      $13,212
  11/30/96   $17,196        1.84%      $20,745         0.19%      $13,237
  12/31/96   $17,169       -1.11%      $20,515         0.00%      $13,237
   1/31/97   $17,213        0.12%      $20,540         0.32%      $13,279
   2/28/97   $17,257        0.21%      $20,583         0.31%      $13,320
   3/31/97   $17,224       -1.19%      $20,338         0.25%      $13,353
   4/30/97   $17,327        1.46%      $20,635         0.12%      $13,370
   5/31/97   $17,429        0.93%      $20,827        -0.06%      $13,361
   6/30/97   $17,532        1.20%      $21,077         0.12%      $13,378
   7/31/97   $17,713        3.06%      $21,721         0.12%      $13,394
   8/31/97   $17,700       -1.12%      $21,478         0.19%      $13,419
   9/30/97   $17,823        1.57%      $21,815         0.25%      $13,453
  10/31/97   $17,927        1.60%      $22,164         0.25%      $13,486
  11/30/97   $17,993        0.53%      $22,282        -0.06%      $13,478
  12/31/97   $18,092        1.05%      $22,516        -0.12%      $13,462
   1/31/98   $18,238        1.41%      $22,833         0.19%      $13,488
   2/28/98   $18,244       -0.20%      $22,788         0.19%      $13,513
   3/31/98   $18,311        0.31%      $22,858         0.19%      $13,539
   4/30/98   $18,357        0.50%      $22,973         0.18%      $13,563
   5/31/98   $18,465        1.07%      $23,218         0.18%      $13,588
   6/30/98   $18,572        1.02%      $23,455         0.12%      $13,604
   7/31/98   $18,599        0.08%      $23,474         0.12%      $13,620
   8/31/98   $18,769        1.95%      $23,932         0.12%      $13,637
   9/30/98   $18,981        2.86%      $24,616         0.12%      $13,653

Total           89.81%                       146.16%   36.53%
Return

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Investment Grade Income Fund - Advisor Class from 10/1/97 to 9/30/98.

                       Dividend
MONTH                  PER SHARE
--------------------------------
October               3.41 cents
November              3.45 cents
December              7.52 cents
January               3.49 cents
February              3.49 cents
March                 3.49 cents
April                 3.49 cents
May                   3.49 cents
June                  3.49 cents
July                  3.49 cents
August                3.49 cents
SEPTEMBER             3.49 CENTS
--------------------------------
Total                45.79 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Investment Grade Income Fund - Advisor Class shares to that of the Lehman Brothers Government/Corporate Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/1/88 to 9/30/98.

            Franklin Investment    Lehman Brothers
                   Grade              Municipal
Date     Income Fund-Advisor Class    Bond Index                CPI

   10/1/88   $10,000                   $10,000                      $10,000
  10/31/88   $10,064        1.77%      $10,177              0.33%   $10,033
  11/30/88   $10,048       -1.13%      $10,062              0.08%   $10,041
  12/31/88   $10,078        0.34%      $10,096              0.17%   $10,058
   1/31/89   $10,167        1.33%      $10,230              0.50%   $10,108
   2/28/89   $10,174       -0.76%      $10,153              0.41%   $10,150
   3/31/89   $10,229        0.53%      $10,207              0.58%   $10,209
   4/30/89   $10,308        2.12%      $10,423              0.65%   $10,275
   5/31/89   $10,436        2.46%      $10,679              0.57%   $10,334
   6/30/89   $10,564        3.26%      $11,027              0.24%   $10,358
   7/31/89   $10,743        2.08%      $11,257              0.24%   $10,383
   8/31/89   $10,652       -1.55%      $11,082              0.16%   $10,400
   9/30/89   $10,684        0.44%      $11,131              0.32%   $10,433
  10/31/89   $10,825        2.53%      $11,413              0.48%   $10,483
  11/30/89   $10,905        0.90%      $11,515              0.24%   $10,508
  12/31/89   $10,934        0.15%      $11,533              0.16%   $10,525
   1/31/90   $10,848       -1.37%      $11,375              1.03%   $10,634
   2/28/90   $10,917        0.22%      $11,400              0.47%   $10,684
   3/31/90   $10,921        0.01%      $11,401              0.55%   $10,742
   4/30/90   $10,885       -0.92%      $11,296              0.16%   $10,760
   5/31/90   $11,100        2.90%      $11,624              0.23%   $10,784
   6/30/90   $11,224        1.62%      $11,812              0.54%   $10,843
   7/31/90   $11,359        1.24%      $11,958              0.38%   $10,884
   8/31/90   $11,307       -1.45%      $11,785              0.92%   $10,984
   9/30/90   $11,349        0.83%      $11,883              0.84%   $11,076
  10/31/90   $11,446        1.33%      $12,041              0.60%   $11,143
  11/30/90   $11,613        2.18%      $12,303              0.22%   $11,167
  12/31/90   $11,700        1.51%      $12,489              0.00%   $11,167
   1/31/91   $11,828        1.12%      $12,629              0.60%   $11,234
   2/28/91   $11,970        0.86%      $12,738              0.15%   $11,251
   3/31/91   $12,079        0.69%      $12,825              0.15%   $11,268
   4/30/91   $12,232        1.15%      $12,973              0.15%   $11,285
   5/31/91   $12,315        0.47%      $13,034              0.30%   $11,319
   6/30/91   $12,310       -0.11%      $13,020              0.29%   $11,351
   7/31/91   $12,452        1.26%      $13,184              0.15%   $11,368
   8/31/91   $12,697        2.30%      $13,487              0.29%   $11,401
   9/30/91   $12,929        2.09%      $13,769              0.44%   $11,452
  10/31/91   $13,088        0.89%      $13,891              0.15%   $11,469
  11/30/91   $13,249        1.00%      $14,030              0.29%   $11,502
  12/31/91   $13,641        3.37%      $14,503              0.07%   $11,510
   1/31/92   $13,478       -1.48%      $14,288              0.15%   $11,527
   2/29/92   $13,498        0.53%      $14,364              0.36%   $11,569
   3/31/92   $13,441       -0.55%      $14,285              0.51%   $11,628
   4/30/92   $13,553        0.60%      $14,371              0.14%   $11,644
   5/31/92   $13,729        1.94%      $14,650              0.14%   $11,660
   6/30/92   $13,937        1.47%      $14,865              0.36%   $11,702
   7/31/92   $14,288        2.56%      $15,245              0.21%   $11,727
   8/31/92   $14,418        0.89%      $15,381              0.28%   $11,760
   9/30/92   $14,637        1.36%      $15,590              0.28%   $11,793
  10/31/92   $14,458       -1.53%      $15,352              0.35%   $11,834
  11/30/92   $14,374       -0.09%      $15,338              0.14%   $11,851
  12/31/92   $14,481        1.72%      $15,602             -0.07%   $11,842
   1/31/93   $14,722        2.18%      $15,942              0.49%   $11,900
   2/28/93   $15,063        2.08%      $16,274              0.35%   $11,942
   3/31/93   $15,092        0.34%      $16,329              0.35%   $11,984
   4/30/93   $15,238        0.77%      $16,455              0.28%   $12,017
   5/31/93   $15,191       -0.05%      $16,446              0.14%   $12,034
   6/30/93   $15,412        2.27%      $16,820              0.14%   $12,051
   7/31/93   $15,465        0.64%      $16,927              0.00%   $12,051
   8/31/93   $15,755        2.30%      $17,317              0.28%   $12,085
   9/30/93   $15,775        0.35%      $17,377              0.21%   $12,110
  10/31/93   $15,814        0.41%      $17,449              0.41%   $12,160
  11/30/93   $15,734       -1.13%      $17,251              0.07%   $12,168
  12/31/93   $15,790        0.44%      $17,327              0.00%   $12,168
   1/31/94   $15,967        1.50%      $17,587              0.27%   $12,201
   2/28/94   $15,731       -2.18%      $17,204              0.34%   $12,243
   3/31/94   $15,529       -2.45%      $16,782              0.34%   $12,284
   4/30/94   $15,448       -0.83%      $16,643              0.14%   $12,301
   5/31/94   $15,453       -0.18%      $16,613              0.07%   $12,310
   6/30/94   $15,475       -0.23%      $16,575              0.34%   $12,352
   7/31/94   $15,657        2.00%      $16,906              0.27%   $12,385
   8/31/94   $15,680        0.04%      $16,913              0.40%   $12,435
   9/30/94   $15,614       -1.51%      $16,658              0.27%   $12,468
  10/31/94   $15,637       -0.11%      $16,639              0.07%   $12,477
  11/30/94   $15,590       -0.18%      $16,609              0.13%   $12,493
  12/31/94   $15,607        0.66%      $16,719              0.00%   $12,493
   1/31/95   $15,801        1.92%      $17,040              0.40%   $12,543
   2/28/95   $16,013        2.32%      $17,435              0.40%   $12,593
   3/31/95   $16,081        0.67%      $17,552              0.33%   $12,635
   4/30/95   $16,221        1.39%      $17,796              0.33%   $12,677
   5/31/95   $16,528        4.19%      $18,542              0.20%   $12,702
   6/30/95   $16,670        0.80%      $18,690              0.20%   $12,727
   7/31/95   $16,683       -0.39%      $18,617              0.00%   $12,727
   8/31/95   $16,808        1.28%      $18,856              0.26%   $12,761
   9/30/95   $16,896        1.02%      $19,048              0.20%   $12,786
  10/31/95   $17,033        1.47%      $19,328              0.33%   $12,828
  11/30/95   $17,226        1.65%      $19,647             -0.07%   $12,819
  12/31/95   $17,327        1.47%      $19,936             -0.07%   $12,810
   1/31/96   $17,446        0.62%      $20,059              0.59%   $12,886
   2/29/96   $17,280       -2.12%      $19,634              0.32%   $12,927
   3/31/96   $17,267       -0.84%      $19,469              0.52%   $12,994
   4/30/96   $17,234       -0.69%      $19,335              0.39%   $13,045
   5/31/96   $17,240       -0.17%      $19,302              0.19%   $13,070
   6/30/96   $17,362        1.34%      $19,560              0.06%   $13,078
   7/31/96   $17,406        0.23%      $19,605              0.19%   $13,103
   8/31/96   $17,451       -0.24%      $19,558              0.19%   $13,127
   9/30/96   $17,613        1.78%      $19,907              0.32%   $13,169
  10/31/96   $17,815        2.33%      $20,370              0.32%   $13,212
  11/30/96   $17,959        1.84%      $20,745              0.19%   $13,237
  12/31/96   $17,931       -1.11%      $20,515              0.00%   $13,237
   1/31/97   $17,977        0.12%      $20,540              0.32%   $13,279
   2/28/97   $18,033        0.21%      $20,583              0.31%   $13,320
   3/31/97   $17,982       -1.19%      $20,338              0.25%   $13,353
   4/30/97   $18,112        1.46%      $20,635              0.12%   $13,370
   5/31/97   $18,222        0.93%      $20,827             -0.06%   $13,361
   6/30/97   $18,313        1.20%      $21,077              0.12%   $13,378
   7/31/97   $18,505        3.06%      $21,721              0.12%   $13,394
   8/31/97   $18,515       -1.12%      $21,478              0.19%   $13,419
   9/30/97   $18,627        1.57%      $21,815              0.25%   $13,453
  10/31/97   $18,759        1.60%      $22,164              0.25%   $13,486
  11/30/97   $18,830        0.53%      $22,282             -0.06%   $13,478
  12/31/97   $18,945        1.05%      $22,516             -0.12%   $13,462
   1/31/98   $19,102        1.41%      $22,833              0.19%   $13,488
   2/28/98   $19,112       -0.20%      $22,788              0.19%   $13,513
   3/31/98   $19,186        0.31%      $22,858              0.19%   $13,539
   4/30/98   $19,239        0.50%      $22,973              0.18%   $13,563
   5/31/98   $19,355        1.07%      $23,218              0.18%   $13,588
   6/30/98   $19,451        1.02%      $23,455              0.12%   $13,604
   7/31/98   $19,504        0.08%      $23,474              0.12%   $13,620
   8/31/98   $19,708        1.95%      $23,932              0.12%   $13,637
   9/30/98   $19,914        2.86%      $24,616              0.12%   $13,653

Total           99.14%                       146.16%                    36.53%
Return

GRAPHIC MATERIAL (6)

This chart shows the top 10 stock holdings by company and industry of the Franklin Rising Dividends Fund based on total net assets on September 30, 1998.

Company                           % of Total
INDUSTRY                          NET ASSETS

Family Dollar Stores, Inc.          5.30%
Retail Trade

Pall Corp.                          4.60%
Process Industries

West Co., Inc.                      3.53%
Health Technology

First Union Corporation             3.08%
Banks/Thrifts

Wallace Computer Services, Inc.     2.99%
Commercial Services

Washington Mutual, Inc.             2.84%
Banks/Thrifts

Bemis Co., Inc.                     2.59%
Process Industries

Leggett & Platt, Inc.               2.42%
Consumer Durables

Alberto-Culver Co., Class A         2.39%
Consumer Non-Durables

Fannie Mae                          2.26%
Government Sponsored Corporation

GRAPHIC MATERIAL (7)

The following line graph compares the performance of the Franklin Rising Dividends Fund - Class I shares to that of the Wilshire MidCap Growth Index, and to the Consumer Price Index based on a $10,000 investment from 10/1/88 to 9/30/98.

              Franklin Rising      Wilshire MidCap
                 Dividends              Growth
Date           Fund- Class I            Index                   CPI

   10/1/88   $9,424                    $10,000                      $10,000
  10/31/88   $9,573      0.19%         $10,019          0.33%       $10,033
  11/30/88   $9,302      -2.90%         $9,728          0.08%       $10,041
  12/31/88   $9,367      3.01%         $10,021          0.17%       $10,058
   1/31/89   $9,650      4.97%         $10,519          0.50%       $10,108
   2/28/89   $9,669      0.31%         $10,552          0.41%       $10,150
   3/31/89   $9,868      1.93%         $10,756          0.58%       $10,209
   4/30/89   $10,115     5.63%         $11,361          0.65%       $10,275
   5/31/89   $10,495     4.37%         $11,858          0.57%       $10,334
   6/30/89   $10,591     -3.34%        $11,462          0.24%       $10,358
   7/31/89   $11,051     7.36%         $12,305          0.24%       $10,383
   8/31/89   $11,166     3.26%         $12,706          0.16%       $10,400
   9/30/89   $11,137     0.10%         $12,719          0.32%       $10,433
  10/31/89   $11,019     -4.09%        $12,199          0.48%       $10,483
  11/30/89   $11,058     -0.36%        $12,155          0.24%       $10,508
  12/31/89   $11,203     0.59%         $12,227          0.16%       $10,525
   1/31/90   $10,666     -9.29%        $11,091          1.03%       $10,634
   2/28/90   $10,803     2.55%         $11,374          0.47%       $10,684
   3/31/90   $10,988     4.49%         $11,884          0.55%       $10,742
   4/30/90   $10,694     -4.85%        $11,308          0.16%       $10,760
   5/31/90   $11,224     10.68%        $12,516          0.23%       $10,784
   6/30/90   $11,323     0.02%         $12,518          0.54%       $10,843
   7/31/90   $11,293     -3.85%        $12,036          0.38%       $10,884
   8/31/90   $10,302    -13.75%        $10,381          0.92%       $10,984
   9/30/90   $9,882      -8.57%         $9,491          0.84%       $11,076
  10/31/90   $9,752      -4.90%         $9,026          0.60%       $11,143
  11/30/90   $10,672     11.20%        $10,037          0.22%       $11,167
  12/31/90   $11,232     5.96%         $10,636          0.00%       $11,167
   1/31/91   $11,613     9.44%         $11,640          0.60%       $11,234
   2/28/91   $12,665     9.29%         $12,721          0.15%       $11,251
   3/31/91   $13,182     6.35%         $13,529          0.15%       $11,268
   4/30/91   $13,293     -0.78%        $13,423          0.15%       $11,285
   5/31/91   $13,917     5.55%         $14,168          0.30%       $11,319
   6/30/91   $13,589     -4.47%        $13,535          0.29%       $11,351
   7/31/91   $13,984     5.42%         $14,268          0.15%       $11,368
   8/31/91   $14,287     3.80%         $14,811          0.29%       $11,401
   9/30/91   $14,394     0.11%         $14,827          0.44%       $11,452
  10/31/91   $14,536     2.61%         $15,214          0.15%       $11,469
  11/30/91   $14,363     -4.18%        $14,578          0.29%       $11,502
  12/31/91   $15,270     13.34%        $16,523          0.07%       $11,510
   1/31/92   $15,362     2.99%         $17,017          0.15%       $11,527
   2/29/92   $15,341     1.69%         $17,304          0.36%       $11,569
   3/31/92   $15,111     -3.99%        $16,614          0.51%       $11,628
   4/30/92   $15,265     -2.38%        $16,218          0.14%       $11,644
   5/31/92   $15,522     -1.25%        $16,016          0.14%       $11,660
   6/30/92   $15,269     -4.54%        $15,289          0.36%       $11,702
   7/31/92   $15,868     5.48%         $16,126          0.21%       $11,727
   8/31/92   $15,682     -2.09%        $15,789          0.28%       $11,760
   9/30/92   $15,967     1.75%         $16,066          0.28%       $11,793
  10/31/92   $16,154     4.08%         $16,721          0.35%       $11,834
  11/30/92   $16,672     7.66%         $18,002          0.14%       $11,851
  12/31/92   $16,854     3.06%         $18,553          -0.07%      $11,842
   1/31/93   $16,687     2.26%         $18,972          0.49%       $11,900
   2/28/93   $16,437     -3.37%        $18,333          0.35%       $11,942
   3/31/93   $16,567     3.07%         $18,896          0.35%       $11,984
   4/30/93   $15,982     -4.18%        $18,106          0.28%       $12,017
   5/31/93   $16,180     5.70%         $19,138          0.14%       $12,034
   6/30/93   $15,997     0.66%         $19,264          0.14%       $12,051
   7/31/93   $16,008     -0.89%        $19,093          0.00%       $12,051
   8/31/93   $16,270     5.07%         $20,061          0.28%       $12,085
   9/30/93   $16,276     2.51%         $20,564          0.21%       $12,110
  10/31/93   $16,508     0.53%         $20,673          0.41%       $12,160
  11/30/93   $16,086     -1.56%        $20,351          0.07%       $12,168
  12/31/93   $16,265     5.53%         $21,476          0.00%       $12,168
   1/31/94   $16,488     3.53%         $22,234          0.27%       $12,201
   2/28/94   $15,884     0.53%         $22,352          0.34%       $12,243
   3/31/94   $15,108     -5.95%        $21,022          0.34%       $12,284
   4/30/94   $15,129     0.40%         $21,106          0.14%       $12,301
   5/31/94   $15,331     -1.53%        $20,783          0.07%       $12,310
   6/30/94   $15,299     -5.04%        $19,736          0.34%       $12,352
   7/31/94   $15,438     2.44%         $20,217          0.27%       $12,385
   8/31/94   $16,099     8.56%         $21,948          0.40%       $12,435
   9/30/94   $15,725     -0.79%        $21,774          0.27%       $12,468
  10/31/94   $15,661     2.44%         $22,306          0.07%       $12,477
  11/30/94   $15,275     -4.43%        $21,318          0.13%       $12,493
  12/31/94   $15,424     1.66%         $21,671          0.00%       $12,493
   1/31/95   $15,824     0.02%         $21,676          0.40%       $12,543
   2/28/95   $16,299     6.00%         $22,976          0.40%       $12,593
   3/31/95   $16,651     3.69%         $23,824          0.33%       $12,635
   4/30/95   $16,770     1.49%         $24,179          0.33%       $12,677
   5/31/95   $17,377     1.64%         $24,576          0.20%       $12,702
   6/30/95   $17,568     6.29%         $26,121          0.20%       $12,727
   7/31/95   $17,992     8.40%         $28,316          0.00%       $12,727
   8/31/95   $18,275     1.53%         $28,749          0.26%       $12,761
   9/30/95   $18,920     2.79%         $29,551          0.20%       $12,786
  10/31/95   $18,745     -3.52%        $28,511          0.33%       $12,828
  11/30/95   $19,706     5.25%         $30,008          -0.07%      $12,819
  12/31/95   $20,090     0.36%         $30,116          -0.07%      $12,810
   1/31/96   $20,497     1.73%         $30,637          0.59%       $12,886
   2/29/96   $20,750     3.74%         $31,782          0.32%       $12,927
   3/31/96   $20,706     1.21%         $32,167          0.52%       $12,994
   4/30/96   $20,628     5.93%         $34,075          0.39%       $13,045
   5/31/96   $21,214     2.99%         $35,093          0.19%       $13,070
   6/30/96   $21,425     -5.45%        $33,181          0.06%       $13,078
   7/31/96   $20,737     -8.56%        $30,340          0.19%       $13,103
   8/31/96   $21,214     7.29%         $32,552          0.19%       $13,127
   9/30/96   $22,293     4.73%         $34,092          0.32%       $13,169
  10/31/96   $22,972     -2.83%        $33,127          0.32%       $13,212
  11/30/96   $24,564     5.63%         $34,992          0.19%       $13,237
  12/31/96   $24,795     -1.32%        $34,530          0.00%       $13,237
   1/31/97   $25,281     2.90%         $35,532          0.32%       $13,279
   2/28/97   $25,969     -1.89%        $34,860          0.31%       $13,320
   3/31/97   $25,160     -6.11%        $32,730          0.25%       $13,353
   4/30/97   $25,790     3.42%         $33,850          0.12%       $13,370
   5/31/97   $27,752     8.27%         $36,649          -0.06%      $13,361
   6/30/97   $28,737     3.47%         $37,921          0.12%       $13,378
   7/31/97   $31,191     7.07%         $40,602          0.12%       $13,394
   8/31/97   $30,548     -0.77%        $40,289          0.19%       $13,419
   9/30/97   $32,124     6.58%         $42,940          0.25%       $13,453
  10/31/97   $31,337     -4.77%        $40,892          0.25%       $13,486
  11/30/97   $32,088     0.59%         $41,133          -0.06%      $13,478
  12/31/97   $32,816     0.85%         $41,483          -0.12%      $13,462
   1/31/98   $32,667     -0.70%        $41,192          0.19%       $13,488
   2/28/98   $35,265     8.24%         $44,587          0.19%       $13,513
   3/31/98   $36,236     1.60%         $45,300          0.19%       $13,539
   4/30/98   $36,087     0.70%         $45,617          0.18%       $13,563
   5/31/98   $34,705     -5.62%        $43,053          0.18%       $13,588
   6/30/98   $34,245     -0.60%        $42,795          0.12%       $13,604
   7/31/98   $33,081     -5.94%        $40,253          0.12%       $13,620
   8/31/98   $27,827    -20.29%        $32,086          0.12%       $13,637
   9/30/98   $29,217     4.95%         $33,674          0.12%       $13,653

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Rising Dividends Fund - Class II shares to that of the Wilshire MidCap Growth Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 9/30/98.

              Franklin Rising      Wilshire MidCap
                 Dividends              Growth
Date           Fund- Class II           Index                   CPI

  5/1/95     $9,897                    $10,000                      $10,000
 5/31/95     $10,282     1.64%         $10,164          0.20%       $10,020
 6/30/95     $10,390     6.29%         $10,803          0.20%       $10,040
 7/31/95     $10,635     8.40%         $11,711          0.00%       $10,040
 8/31/95     $10,796     1.53%         $11,890          0.26%       $10,066
 9/30/95     $11,169     2.79%         $12,222          0.20%       $10,086
 10/31/95    $11,059     -3.52%        $11,791          0.33%       $10,120
 11/30/95    $11,622     5.25%         $12,411          -0.07%      $10,112
 12/31/95    $11,842     0.36%         $12,455          -0.07%      $10,105
 1/31/96     $12,076     1.73%         $12,671          0.59%       $10,165
 2/29/96     $12,219     3.74%         $13,145          0.32%       $10,198
 3/31/96     $12,184     1.21%         $13,304          0.52%       $10,251
 4/30/96     $12,125     5.93%         $14,093          0.39%       $10,291
 5/31/96     $12,471     2.99%         $14,514          0.19%       $10,310
 6/30/96     $12,591     -5.45%        $13,723          0.06%       $10,316
 7/31/96     $12,180     -8.56%        $12,548          0.19%       $10,336
 8/31/96     $12,461     7.29%         $13,463          0.19%       $10,356
 9/30/96     $13,086     4.73%         $14,100          0.32%       $10,389
 10/31/96    $13,479     -2.83%        $13,701          0.32%       $10,422
 11/30/96    $14,402     5.63%         $14,472          0.19%       $10,442
 12/31/96    $14,533     -1.32%        $14,281          0.00%       $10,442
 1/31/97     $14,818     2.90%         $14,695          0.32%       $10,475
 2/28/97     $15,209     -1.89%        $14,417          0.31%       $10,508
 3/31/97     $14,735     -6.11%        $13,537          0.25%       $10,534
 4/30/97     $15,090     3.42%         $14,000          0.12%       $10,547
 5/31/97     $16,235     8.27%         $15,157          -0.06%      $10,540
 6/30/97     $16,809     3.47%         $15,683          0.12%       $10,553
 7/31/97     $18,228     7.07%         $16,792          0.12%       $10,565
 8/31/97     $17,850     -0.77%        $16,663          0.19%       $10,586
 9/30/97     $18,761     6.58%         $17,759          0.25%       $10,612
 10/31/97    $18,293     -4.77%        $16,912          0.25%       $10,639
 11/30/97    $18,719     0.59%         $17,012          -0.06%      $10,632
 12/31/97    $19,143     0.85%         $17,156          -0.12%      $10,619
 1/31/98     $19,048     -0.70%        $17,036          0.19%       $10,640
 2/28/98     $20,552     8.24%         $18,440          0.19%       $10,660
 3/31/98     $21,114     1.60%         $18,735          0.19%       $10,680
 4/30/98     $21,019     0.70%         $18,866          0.18%       $10,699
 5/31/98     $20,204     -5.62%        $17,806          0.18%       $10,719
 6/30/98     $19,926     -0.60%        $17,699          0.12%       $10,731
 7/31/98     $19,238     -5.94%        $16,648          0.12%       $10,744
 8/31/98     $16,174    -20.29%        $13,270          0.12%       $10,757
 9/30/98     $16,983     4.95%         $13,927          0.12%       $10,770